NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND

SUPPLEMENT DATED JANUARY 18, 2011

TO THE SUMMARY PROSPECTUS DATED AUGUST 31, 2010,

AS PREVIOUSLY SUPPLEMENTED DECEMBER 6, 2010 AND JANUARY 1, 2011

Effective January 18, 2011, the section entitled “Purchase and Sale of Fund Shares” is hereby replaced in its entirety with the following:

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-AA2-0111P